UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2018

Semiannual Report

to Shareholders

Deutsche High Conviction Global Bond Fund

(Effective on or about July 2, 2018, Deutsche High Conviction

Global Bond Fund will be renamed DWS High Conviction

Global Bond Fund.)

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
8	Portfolio Summary
10	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets

23	Financial Highlights
26	Notes to Financial Statements
41	Information About Your Fund’s Expenses
43	Advisory Agreement Board Considerations and Fee Evaluation
49	Account Management Resources
51	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche High Conviction Global Bond Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche High Conviction Global Bond Fund	|	3

Performance Summary	April 30, 2018 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	–0.58%	1.33%	0.23%	2.44%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.06%	–3.23%	–0.69%	1.97%
Bloomberg Barclays Global Aggregate Currency Hedged Index†	–0.11%	1.39%	2.61%	3.97%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.56%	0.95%	2.30%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–2.06%	0.02%	1.83%
Bloomberg Barclays Global Aggregate Currency Hedged Index†		2.46%	2.91%	3.95%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	–0.95%	0.57%	–0.52%	1.68%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.93%	0.57%	–0.52%	1.68%
Bloomberg Barclays Global Aggregate Currency Hedged Index†	–0.11%	1.39%	2.61%	3.97%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.68%	0.17%	1.53%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		1.68%	0.17%	1.53%
Bloomberg Barclays Global Aggregate Currency Hedged Index†		2.46%	2.91%	3.95%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	–0.46%	1.69%	0.48%	2.71%
Bloomberg Barclays Global Aggregate Currency Hedged Index†	–0.11%	1.39%	2.61%	3.97%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		2.82%	1.18%	2.55%
Bloomberg Barclays Global Aggregate Currency Hedged Index†		2.46%	2.91%	3.95%

4	|	Deutsche High Conviction Global Bond Fund

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.30%, 2.07% and 1.01% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†	Bloomberg Barclays Global Aggregate Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche High Conviction Global Bond Fund	|	5

	Class A	Class C	Class S
Net Asset Value
4/30/18	$9.12	$9.12	$9.11
10/31/17	$9.27	$9.27	$9.26
Distribution Information as of 4/30/18
Income Dividends, Six Months	$.10	$.06	$.11
April Income Dividend	$.0157	$.0101	$.0176
SEC 30-day Yield‡‡	2.94%	2.33%	3.33%
Current Annualized Distribution Rate‡‡	2.07%	1.33%	2.32%

‡‡	The SEC yield is net investment income per share earned over the month ended April 30, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.46%, 1.80% and 2.86% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.59%, 0.80% and 1.85% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

6	|	Deutsche High Conviction Global Bond Fund

Portfolio Management Team

Rahmila Nadi, Vice President

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Fixed Income Portfolio Manager: New York.

–	Joined DWS in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.

–	BA, Columbia University, Columbia College.

–	MBA, Cornell University, S.C. Johnson Graduate School of Management.

Bernhard Falk, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Senior Fixed Income Portfolio Manager: Frankfurt.

–	Joined DWS in 2000 with 12 years of industry experience. Prior to his current role, he served as a Portfolio Manager for Money Market Guaranteed Funds. Before joining, he worked as a Senior Bond Trader at West LB Luxembourg. He began his career in the Private Asset Management and Bond Trading Department at Deutsche Bank Munich.

–	Completed Bank Training Program (“Bankkaufmann”) at Deutsche Bank Munich; Bankfachwirt from Bankakademie, Frankfurt.

Deutsche High Conviction Global Bond Fund	|	7

Portfolio Summary		(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/18	10/31/17
Corporate Bonds	20%	11%
Energy	7%	1%
Financials	5%	4%
Industrials	3%	2%
Health Care	2%	—
Information Technology	2%	2%
Telecommunication Services	1%	1%
Real Estate	0%	0%
Consumer Discretionary	0%	1%
Materials	0%	0%
Sovereign Bonds	46%	69%
U.S. Treasury Obligations	27%	17%
Commercial Mortgage-Backed Securities	3%	1%
Mortgage-Backed Securities Pass-Throughs	1%	1%
Collateralized Mortgage Obligations	2%	1%
Asset-Backed	1%	—
	100%	100%

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/18	10/31/17
United States	36%	26%
Indonesia	10%	11%
Kazakhstan	10%	4%
Argentina	6%	3%
Greece	6%	—
Cayman Islands	3%	2%
Oman	3%	—
Turkey	3%	—
Mexico	2%	7%
Malaysia	2%	3%
Nigeria	2%	2%
United Arab Emirates	2%	—
Netherlands	2%	1%
Sri Lanka	2%	4%
Singapore	2%	—
Chile	2%	1%
Japan	—	10%
Germany	—	10%
Australia	—	6%
Other	7%	10%
Total	100%	100%

8	|	Deutsche High Conviction Global Bond Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/18	10/31/17
United States Dollar	82%	82%
Japanese Yen	10%	15%
Indonesian Rupiah	5%	5%
Argentina Peso	2%	2%
Mexican Peso	1%	0%
Brazilian Real	0%	—
Malaysian Ringgit	0%	0%
British pound	0%	–7%
Australian Dollar	–0%	–5%
Euro	–0%	10%
Canadian dollar	—	–2%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/18	10/31/17
AAA	30%	43%
AA	5%	—
A	7%	22%
BBB	32%	22%
BB	6%	1%
B	20%	12%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	4/30/18	10/31/17
Effective Maturity	6.6 years	5.8 years
Effective Duration	7.0 years	6.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Deutsche High Conviction Global Bond Fund	|	9

Investment Portfolio	as of April 30, 2018 (Unaudited)

	Principal Amount ($)(a)		Value ($)
Bonds 98.8%
Argentina 6.1%
Banco Hipotecario SA, 144A, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000%, 26.771%*, 11/7/2022	ARS	9,025,000	439,795
Provincia de Rio Negro, 144A, 7.75%, 12/7/2025		1,200,000	1,098,000
Republic of Argentina:
REG S, 3.875%, 1/15/2022	EUR	500,000	616,443
6.875%, 1/11/2048		1,285,000	1,141,723
Argentina Central Bank 7 day Repo Rate, 28.875%*, 6/21/2020	ARS	13,000,000	660,755

(Cost $4,222,074)			3,956,716

Armenia 1.1%
Republic of Armenia, 144A, 6.0%, 9/30/2020 (Cost $729,750)		700,000	711,788

Cayman Islands 2.8%
Latam Finance Ltd., 144A, 6.875%, 4/11/2024		1,000,000	1,028,900
Neuberger Berman Loan Advisers CLO Ltd., “B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.40%, 3.417%*, 1/15/2030		750,000	748,717

(Cost $1,750,000)			1,777,617

Chile 1.4%
Banco del Estado de Chile, 144A, 2.668%, 1/8/2021		530,000	516,750
Empresa Nacional del Petroleo, 144A, 4.5%, 9/14/2047		460,000	419,750

(Cost $976,798)			936,500

Ecuador 1.2%
Republic of Ecuador, 144A, 7.875%, 1/23/2028 (Cost $910,000)		910,000	805,350

France 0.9%
BNP Paribas SA, 144A, 4.625%, 3/13/2027		300,000	300,338
Electricite de France SA, 144A, 4.75%, 10/13/2035		90,000	93,677
Societe Generale SA, 144A, 2.625%, 9/16/2020		210,000	207,032

(Cost $610,486)			601,047

Ghana 1.2%
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b) (Cost $710,000)		710,000	807,625

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche High Conviction Global Bond Fund

	Principal Amount ($)(a)		Value ($)
Greece 5.4%
Republic of Hellenic:
144A, REG S, 3.375%, 2/15/2025	EUR	2,000,000	2,398,003
144A, REG S, 4.375%, 8/1/2022	EUR	845,000	1,087,259

(Cost $3,493,416)			3,485,262

Honduras 0.7%
Government of Honduras, 144A, 6.25%, 1/19/2027 (Cost $430,000)		430,000	443,433

Hungary 1.0%
Republic of Hungary, 6.375%, 3/29/2021 (Cost $682,800)		600,000	646,500

Indonesia 10.4%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	25,080,000,000	1,949,615
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		1,250,000	1,295,476
Perusahaan Penerbit SBSN Indonesia III:
144A, 3.4%, 3/29/2022		785,000	771,420
144A, 4.325%, 5/28/2025		200,000	199,800
Republic of Indonesia:
1.75%, 4/24/2025	EUR	1,500,000	1,812,305
Series FR74, 7.5%, 8/15/2032	IDR	9,500,000,000	695,472

(Cost $6,913,620)			6,724,088

Kazakhstan 10.0%
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	2,000,000	2,464,030
144A, 4.625%, 5/24/2023		700,000	684,250
KazMunayGas National Co. JSC:
144A, 4.75%, 4/24/2025 (b)		1,970,000	1,963,901
144A, 6.375%, 10/24/2048		1,320,000	1,348,076

(Cost $6,213,233)			6,460,257

Kenya 0.9%
Republic of Kenya:
144A, 7.25%, 2/28/2028		200,000	206,435
144A, 8.25%, 2/28/2048		340,000	350,523

(Cost $540,000)			556,958

Malaysia 2.1%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (b) (Cost $1,420,000)		1,420,000	1,376,278

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	11

	Principal Amount ($)(a)		Value ($)
Mexico 2.3%
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	257,200
Petroleos Mexicanos:
144A, 5.35%, 2/12/2028		1,000,000	951,400
5.375%, 3/13/2022		236,000	244,331

(Cost $1,483,007)			1,452,931

Netherlands 1.9%
LYB International Finance II BV, 3.5%, 3/2/2027		115,000	109,045
Teva Pharmaceutical Finance Netherlands II BV, 144A, 4.5%, 3/1/2025	EUR	890,000	1,089,854

(Cost $1,218,570)			1,198,899

Nigeria 2.1%
Africa Finance Corp., 144A, 3.875%, 4/13/2024		890,000	850,813
Republic of Nigeria, 144A, 7.143%, 2/23/2030		470,000	480,575

(Cost $1,353,263)			1,331,388

Oman 2.6%
Oman Government International Bond, 144A, 6.75%, 1/17/2048 (Cost $1,753,629)		1,775,000	1,670,981

Portugal 0.7%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $404,000)		400,000	423,636

Singapore 1.6%
United Overseas Bank Ltd., 144A, 3-month USD-LIBOR + 0.480%, 2.842%*, 4/23/2021 (Cost $1,000,000)		1,000,000	1,002,510

Sri Lanka 1.7%
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	497,500
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	201,246
144A, 6.2%, 5/11/2027		445,000	429,346

(Cost $1,146,500)			1,128,092

Turkey 2.6%
Export Credit Bank of Turkey, 144A, 6.125%, 5/3/2024 (c)		671,000	668,987
Republic of Turkey, 5.125%, 2/17/2028		1,070,000	999,915

(Cost $1,730,289)			1,668,902

United Arab Emirates 1.9%
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023 (Cost $1,248,337)		1,263,000	1,239,319

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche High Conviction Global Bond Fund

	Principal Amount ($)(a)	Value ($)
United Kingdom 0.3%
HSBC Holdings PLC, 4.375%, 11/23/2026 (Cost $199,984)	200,000	198,277

United States 35.9%
Santander Holdings U.S.A., Inc., 3.7%, 3/28/2022	205,000	203,198
Ares Capital Corp., 3.625%, 1/19/2022	60,000	58,704
AT&T, Inc.:
3.4%, 5/15/2025	140,000	133,327
4.5%, 5/15/2035	90,000	85,803
Broadcom Corp.:
3.0%, 1/15/2022	105,000	102,369
3.625%, 1/15/2024	120,000	116,580
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023	50,000	41,823
(REIT), 5.95%, 12/15/2026 (b)	125,000	100,242
Citigroup Commercial Mortgage Trust, “B”, Series 2018-TBR, 144A, 1-month USD-LIBOR + 1.150%, 3.047%*, 12/15/2036	700,000	700,655
Dell International LLC:
144A, 4.42%, 6/15/2021	390,000	397,292
144A, 8.1%, 7/15/2036	40,000	47,274
DXC Technology Co., 4.75%, 4/15/2027	285,000	292,511
Energy Transfer Partners LP, 5.95%, 10/1/2043	30,000	29,899
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.047%*, 9/25/2028	193,974	195,446
Federal Home Loan Mortgage Corp.:
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	273,793	45,103
5.5%, 6/1/2035	628,454	688,205
Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	206,919	44,063
FS Investment Corp., 4.75%, 5/15/2022	80,000	79,829
General Motors Co., 6.6%, 4/1/2036	30,000	33,609
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	204,418	28,995
“AI”, Series 2011-94, Interest Only, 4.5%, 1/20/2039	166,564	2,325
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	201,203	36,174
“EI”, Series 2011-162, Interest Only, 4.5%, 5/20/2040	242,744	11,300
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	191,764	36,114
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	241,192	47,938
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	149,820	28,677
7.0% with various maturities from 1/15/2029 until 2/15/2029	33,308	34,096
GSAMP Trust, “A2”, Series 2005-SEA2, 144A, 1-month USD-LIBOR + 0.420%, 2.317%*, 1/25/2045	66,729	66,648
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	95,000	92,534

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	13

	Principal Amount ($)(a)	Value ($)
InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.147%*, 1/15/2033	230,000	230,430
JPMBB Commercial Mortgage Securities Trust, “A3”, Series 2015-C31, 3.801%, 8/15/2048	220,000	222,693
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	60,000	54,787
Merrill Lynch Mortgage Investors Trust, “A2”, Series 2004-A, 6-month USD-LIBOR + 0.500%, 2.947%*, 4/25/2029	428,264	424,799
Nordstrom, Inc.:
4.0%, 3/15/2027	60,000	57,597
5.0%, 1/15/2044	95,000	86,778
Select Income REIT, (REIT), 4.15%, 2/1/2022	60,000	60,016
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	40,000	36,844
U.S. Treasury Bill, 1.18%**, 8/16/2018 (d)	1,243,000	1,236,146
U.S. Treasury Bond, 3.0%, 5/15/2047	130,000	127,608
U.S. Treasury Notes:
0.75%, 7/15/2019	4,900,000	4,807,359
1.375%, 9/30/2019	2,270,000	2,237,369
1.625%, 7/31/2019	8,580,000	8,501,909
1.75%, 5/31/2022	50,000	48,107
2.0%, 5/31/2024	54,000	51,401
2.375%, 5/15/2027	105,000	100,357
Verizon Communications, Inc., 2.625%, 8/15/2026	150,000	134,652
Wells Fargo Commercial Mortgage Trust, “A4”, Series 2015-SG1, 3.789%, 9/15/2048	750,000	755,722
Wells Fargo Mortgage Backed Securities Trust, “2A3”, Series 2005-AR2, 3.91%*, 3/25/2035	198,058	195,579

(Cost $23,372,556)		23,150,886
Total Bonds (Cost $64,512,312)		63,755,240

	Shares	Value ($)
Securities Lending Collateral 3.6%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (e) (f) (Cost $2,299,625)	2,299,625	2,299,625

Cash Equivalents 0.8%
Deutsche Central Cash Management Government Fund, 1.73% (e) (Cost $544,193)	544,193	544,193

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche High Conviction Global Bond Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $67,356,130)	103.2	66,599,058
Other Assets and Liabilities, Net	(3.2)	(2,086,670)

Net Assets	100.0	64,512,388

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the period ended April 30, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 4/30/2018	Value ($) at 4/30/2018
Securities Lending Collateral 3.6%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (e) (f)
2,018,745	280,880	—	—	—	5,080	—	2,299,625	2,299,625
Cash Equivalents 0.8%
Deutsche Central Cash Management Government Fund, 1.73% (e)
7,991,042	43,486,979	50,933,828	—	—	27,101	—	544,193	544,193
10,009,787	43,767,859	50,933,828	—	—	32,181	—	2,843,818	2,843,818

*	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2018 amounted to $2,239,722, which is 3.5% of net assets.

(c)	When-issued security.

(d)	At April 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	15

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2018	21	2,022,016	2,021,974	(42)
10 Year Mini Japanese Government Bond	JPY	6/12/2018	61	8,423,222	8,408,983	(14,239)
5 Year Canadian Government Bond	CAD	6/20/2018	33	3,016,208	3,009,439	(6,769)
Euro-BOBL Futures	EUR	6/7/2018	20	3,155,731	3,163,911	8,180
Federal Republic of Germany Euro-Bund	EUR	6/7/2018	25	4,733,227	4,792,891	59,664
United Kingdom Long Gilt Bond	GBP	6/27/2018	26	4,328,811	4,376,197	47,386
Total net unrealized appreciation						94,180

As of April 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	355,000,000	USD	3,253,911	5/1/2018	6,358	Morgan Stanley
USD	324,469	MXN	6,150,000	5/29/2018	2,784	Morgan Stanley
USD	324,963	MXN	6,150,000	5/29/2018	2,289	Toronto-Dominion Bank
AUD	5,050,000	USD	3,921,881	5/31/2018	119,786	Canadian Imperial Bank of Commerce
JPY	710,000,000	USD	6,625,355	5/31/2018	117,179	Credit Agricole
JPY	348,000,000	USD	3,292,910	5/31/2018	102,987	Barclays Bank PLC
EUR	1,350,000	USD	1,676,341	5/31/2018	42,355	JPMorgan Chase Securities, Inc.
BRL	2,200,000	USD	653,440	6/28/2018	29,045	Morgan Stanley

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche High Conviction Global Bond Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	6,410,000	USD	7,939,118	7/6/2018	157,888	Canadian Imperial Bank of Commerce
EUR	1,500,000	USD	1,870,761	7/20/2018	47,844	Morgan Stanley
Total unrealized appreciation					628,515

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,253,299	JPY	355,000,000	5/1/2018	(5,952)	Citigroup, Inc.
USD	313,995	BRL	1,100,000	5/30/2018	(944)	BNP Paribas
USD	3,266,330	JPY	348,000,000	5/31/2018	(76,407)	Barclays Bank PLC
USD	1,656,300	EUR	1,350,000	5/31/2018	(22,315)	JPMorgan Chase Securities, Inc.
USD	6,651,906	JPY	710,000,000	5/31/2018	(143,730)	Credit Agricole
USD	3,928,193	AUD	5,050,000	5/31/2018	(126,099)	Canadian Imperial Bank of Commerce
USD	1,846,634	JPY	200,000,000	5/31/2018	(13,344)	JPMorgan Chase Securities, Inc.
USD	1,428,472	JPY	155,000,000	5/31/2018	(7,672)	BNP Paribas
USD	3,260,086	JPY	355,000,000	5/31/2018	(5,998)	Morgan Stanley
USD	660,462	BRL	2,200,000	6/28/2018	(36,068)	Morgan Stanley
Total unrealized depreciation					(438,529)

Currency Abbreviations
ARS Argentine Peso	GBP British Pound
AUD Australian Dollar	IDR Indonesian Rupiah
BRL Brazilian Dollar	JPY Japanese Yen
CAD Canadian Dollar	MXN Mexican Peso
EUR Euro	USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	17

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments Bonds (g)	$—	$63,755,240	$—	$63,755,240
Short-Term Investments (g)	2,843,818	—	—	2,843,818
Derivatives (h)
Futures Contracts	115,230	—	—	115,230
Forward Foreign Currency Contracts	—	628,515	—	628,515
Total	$2,959,048	$64,383,755	$—	$67,342,803

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Futures Contracts	$(21,050)	$—	$—	$(21,050)
Forward Foreign Currency Contracts	—	(438,529)	—	(438,529)
Total	$(21,050)	$(438,529)	$—	$(459,579)

There have been no transfers between fair value measurement levels during the period ended April 30, 2018.

(g)	See Investment Portfolio for additional detailed categorizations.

(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche High Conviction Global Bond Fund

Statement of Assets and Liabilities

as of April 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $64,512,312) — including $2,239,722 of securities loaned	$63,755,240
Investment in Deutsche Government & Agency Securities Portfolio (cost $2,299,625)*	2,299,625
Investment in Deutsche Central Cash Management Government Fund (cost $544,193)	544,193
Foreign currency, at value (cost $563,058)	532,936
Receivable for Fund shares sold	1,684
Interest receivable	597,933
Receivable for variation margin on futures contracts	78,268
Unrealized appreciation on forward foreign currency contracts	628,515
Other assets	16,332
Total assets	68,454,726

Liabilities
Cash overdraft	393,044
Payable upon return of securities loaned	2,299,625
Payable for investments purchased — when-issued securities	660,689
Payable for Fund shares redeemed	12,303
Unrealized depreciation on forward foreign currency contracts	438,529
Accrued Directors’ fees	1,470
Other accrued expenses and payables	136,678
Total liabilities	3,942,338
Net assets, at value	$64,512,388

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	19

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited) (continued)

Net Assets Consist of

Distributions in excess of net investment income	$(75,391)
Net unrealized appreciation (depreciation) on:
Investments	(757,072)
Futures	94,180
Foreign currency	(27,184)
Forward foreign currency contracts	189,986
Accumulated net realized gain (loss)	(3,706,151)
Paid-in capital	68,794,020
Net assets, at value	$64,512,388

Net Asset Value
Class A
Net Asset Value and redemption price per share ($11,086,575 ÷ 1,215,490 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.12
Maximum offering price per share (100 ÷ 95.50 of $9.12)	$9.55
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,340,565 ÷ 146,991 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.12
Class S
Net Asset Value, offering and redemption price per share ($52,085,248 ÷ 5,720,466 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.11

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche High Conviction Global Bond Fund

Statement of Operations

for the six months ended April 30, 2018 (Unaudited)

Investment Income
Income:
Interest (net of foreign taxes withheld of $14,721)	$1,117,379
Income distributions — Deutsche Central Cash Management Government Fund	27,101
Securities lending income, net of borrower rebates	5,080
Total income	1,149,560
Expenses:
Management fee	105,131
Administration fee	33,913
Services to shareholders	63,260
Distribution and service fees	21,239
Custodian fee	17,708
Professional fees	68,929
Reports to shareholders	20,297
Registration fees	22,305
Directors’ fees and expenses	2,770
Other	14,567
Total expenses before expense reductions	370,119
Expense reductions	(127,316)
Total expenses after expense reductions	242,803
Net investment income	906,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	339,488
Futures	(180,721)
Forward foreign currency contracts	(123,817)
Foreign currency	(94,224)
(59,274)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,231,001)
Futures	261,406
Forward foreign currency contracts	(199,923)
Foreign currency	4,184
(1,165,334)
Net gain (loss)	(1,224,608)
Net increase (decrease) in net assets resulting from operations	$(317,851)

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	|	21

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2018

Operations:
Net investment income	$906,757	$1,814,080
Net realized gain (loss)	(59,274)	903,062
Change in net unrealized appreciation (depreciation)	(1,165,334)	(166,336)
Net increase (decrease) in net assets resulting from operations	(317,851)	2,550,806
Distributions to shareholders from:
Net investment income:
Class A	(124,596)	(292,472)
Class C	(9,620)	(22,686)
Class S	(642,390)	(1,413,738)
Total distributions	(776,606)	(1,728,896)
Fund share transactions:
Proceeds from shares sold	2,616,689	7,154,131
Reinvestment of distributions	710,967	1,580,148
Payments for shares redeemed	(8,681,924)	(15,405,219)
Redemption fees	—	1
Net increase (decrease) in net assets from Fund share transactions	(5,354,268)	(6,670,939)
Increase (decrease) in net assets	(6,448,725)	(5,849,029)
Net assets at beginning of period	70,961,113	76,810,142
Net assets at end of period (including distributions in excess of net investment income of $75,391 and $205,542, respectively)	$64,512,388	$70,961,113

The accompanying notes are an integral part of the financial statements.

22	|	Deutsche High Conviction Global Bond Fund

Financial Highlights

	Six Months Ended 4/30/18		Years Ended October 31,
Class A	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.27		$9.15	$8.91	$9.67	$9.95	$10.42
Income (loss) from investment operations:
Net investment income[a]	.11		.22	.16	.25	.29	.21
Net realized and unrealized gain (loss)	(.16)		.10	.24	(.57)	(.08)	(.29)
Total from investment operations	(.05)		.32	.40	(.32)	.21	(.08)
Less distributions from:
Net investment income	(.10)		(.20)	(.06)	(.30)	(.42)	(.23)
Net realized gains	—		—	—	(.10)	(.07)	(.16)
Return of capital	—		—	(.10)	(.04)	—	—
Total distributions	(.10)		(.20)	(.16)	(.44)	(.49)	(.39)
Redemption fees	—		.00 ***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.12		$9.27	$9.15	$8.91	$9.67	$9.95
Total Return (%)[b,c]	(.58	)**	3.60	4.57	(3.41)	2.15	(.84)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		13	18	16	20	24
Ratio of expenses before expense reductions (%)	1.30	*	1.35	1.37	1.31	1.23	1.17
Ratio of expenses after expense reductions (%)	.90	*	.99	1.09	1.04	1.02	1.03
Ratio of net investment income (%)	2.49	*	2.36	1.75	2.76	2.96	2.07
Portfolio turnover rate (%)	70	**	116	320	336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche High Conviction Global Bond Fund	|	23

	Six Months Ended 4/30/18		Years Ended October 31,
Class C	(Unaudited)		2017	2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.27		$9.15	$8.92		$9.67	$9.95	$10.42
Income (loss) from investment operations:
Net investment income[a]	.08		.15	.09		.18	.22	.13
Net realized and unrealized gain (loss)	(.17)		.11	.24		(.56)	(.08)	(.29)
Total from investment operations	(.09)		.26	.33		(.38)	.14	(.16)
Less distributions from:
Net investment income	(.06)		(.14)	(.00	)***	(.23)	(.35)	(.15)
Net realized gains	—		—	—		(.10)	(.07)	(.16)
Return of capital	—		—	(.10)		(.04)	—	—
Total distributions	(.06)		(.14)	(.10)		(.37)	(.42)	(.31)
Redemption fees	—		.00 ***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.12		$9.27	$9.15		$8.92	$9.67	$9.95
Total Return (%)[b,c]	(.95	)**	2.83	3.78		(4.13)	1.39	(1.66)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	2		2	3	3
Ratio of expenses before expense reductions (%)	2.09	*	2.12	2.15		2.07	1.99	1.91
Ratio of expenses after expense reductions (%)	1.65	*	1.74	1.84		1.79	1.77	1.78
Ratio of net investment income (%)	1.74	*	1.60	.96		2.01	2.22	1.31
Portfolio turnover rate (%)	70	**	116	320		336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24	|	Deutsche High Conviction Global Bond Fund

	Six Months Ended 4/30/18		Years Ended October 31,
Class S	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.26		$9.13	$8.90	$9.66	$9.94	$10.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.13		.24	.18	.27	.32	.23
Net realized and unrealized gain (loss)	(.17)		.12	.24	(.57)	(.08)	(.29)
Total from investment operations	(.04)		.36	.42	(.30)	.24	(.06)
Less distributions from:
Net investment income	(.11)		(.23)	(.09)	(.32)	(.45)	(.26)
Net realized gains	—		—	—	(.10)	(.07)	(.16)
Return of capital	—		—	(.10)	(.04)	—	—
Total distributions	(.11)		(.23)	(.19)	(.46)	(.52)	(.42)
Redemption fees	—		.00 ***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.11		$9.26	$9.13	$8.90	$9.66	$9.94
Total Return (%)[b]	(.46	)**	3.97	4.72	(3.17)	2.41	(.66)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52		57	58	64	78	84
Ratio of expenses before expense reductions (%)	1.02	*	1.06	1.08	1.01	.95	.87
Ratio of expenses after expense reductions (%)	.65	*	.74	.84	.79	.77	.78
Ratio of net investment income (%)	2.74	*	2.59	1.97	3.01	3.21	2.30
Portfolio turnover rate (%)	70	**	116	320	336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche High Conviction Global Bond Fund	|	25

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Conviction Global Bond Fund (the “Fund”) is a diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

26	|	Deutsche High Conviction Global Bond Fund

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined

Deutsche High Conviction Global Bond Fund	|	27

under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of April 30, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2018, the Fund had securities on loan, all of which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

28	|	Deutsche High Conviction Global Bond Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Deutsche High Conviction Global Bond Fund	|	29

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $3,549,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,542,000) and long-term losses ($2,007,000).

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $70,421,900. The net unrealized appreciation for all investments based on tax cost was $177,076. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,479,058 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,301,982.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly.

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

30	|	Deutsche High Conviction Global Bond Fund

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2018, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Deutsche High Conviction Global Bond Fund	|	31

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $15,971,000 to $25,773,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $4,929,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2018, the Fund entered into options on currency futures in order to seek enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option and written option contracts as of April 30, 2018. For the six months ended April 30, 2018, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $4,000.

32	|	Deutsche High Conviction Global Bond Fund

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $29,234,000 to $63,679,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $26,915,000 to $61,677,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$115,230	$115,230
Foreign Exchange Contracts (b)	628,515	—	628,515
	$628,515	$115,230	$743,745

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Deutsche High Conviction Global Bond Fund	|	33

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(21,050)	$(21,050)
Foreign Exchange Contracts (d)	(438,529)	—	(438,529)
	$(438,529)	$(21,050)	$(459,579)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$—	$—	$(180,721)	$(180,721)
Foreign Exchange Contracts (e)	(3,638)	(123,817)	—	(127,455)
	$(3,638)	$(123,817)	$(180,721)	$(308,176)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), forward foreign currency contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)

	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$261,406	$261,406
Foreign Exchange Contracts (f)	(199,923)	—	(199,923)
	$(199,923)	$261,406	$61,483

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively

As of April 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets

34	|	Deutsche High Conviction Global Bond Fund

and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$102,987	$(76,407)	$—	$26,580
Canadian Imperial Bank of Commerce	277,674	(126,099)	—	151,575
Credit Agricole	117,179	(117,179)	—	—
JPMorgan Chase Securities, Inc.	42,355	(35,659)	—	6,696
Morgan Stanley	86,031	(42,066)	—	43,965
Toronto-Dominion Bank	2,289	—	—	2,289
	$628,515	$(397,410)	$—	$231,105

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$76,407	$(76,407)	$—	$—
BNP Paribas SA	8,616	—	—	8,616
Canadian Imperial Bank of Commerce	126,099	(126,099)	—	—
Credit Agricole	143,730	(117,179)	—	26,551
Citigroup, Inc.	5,952	—	—	5,952
JPMorgan Chase Securities, Inc.	35,659	(35,659)	—	—
Morgan Stanley	42,066	(42,066)	—	—
	$438,529	$(397,410)	$—	$41,119

C. Purchases and Sales of Securities

During the six months ended April 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$26,870,594	$30,846,793
U.S. Treasury Obligations	$19,555,685	$12,407,267

Deutsche High Conviction Global Bond Fund	|	35

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

For the period from November 1, 2017 through December 3, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), a direct, wholly owned subsidiary of DWS Group, served as subadvisor for the Fund and, as such, provided portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensated DAAM Global for the services it provided to the Fund.

Effective December 4, 2017, Deutsche Asset Management International GmbH (Deutsche AM International GmbH), also a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the Fund, compensates Deutsche AM International GmbH for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2017 through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class C	1.65%
Class S	.65%

36	|	Deutsche High Conviction Global Bond Fund

For the six months ended April 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$23,765
Class C	3,078
Class S	100,473
$127,316

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2018, the Administration Fee was $33,913, of which $5,389 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2018
Class A	$5,462	$1,736
Class C	488	173
Class S	23,170	7,339
	$29,120	$9,248

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2018
Class C	$5,289	$839

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to

Deutsche High Conviction Global Bond Fund	|	37

0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2018	Annualized Rate
Class A	$14,189	$4,758	.24
Class C	1,761	559	.25
	$15,950	$5,317

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2018, aggregated $37.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended April 30, 2018, DDI received $6 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory services to the Fund. For the six months ended April 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,876, of which $9,130 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the

38	|	Deutsche High Conviction Global Bond Fund

Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $382.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2018.

Deutsche High Conviction Global Bond Fund	|	39

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	15,903	$146,941	75,346	$708,042
Class C	5,152	47,718	13,526	124,205
Class S	261,268	2,422,030	690,334	6,321,884
		$2,616,689		$7,154,131

Shares issued to shareholders in reinvestment of distributions
Class A	12,817	$118,070	30,281	$276,019
Class C	928	8,550	2,125	19,391
Class S	63,535	584,347	141,037	1,284,738
		$710,967		$1,580,148

Shares redeemed
Class A	(173,134)	$(1,595,730)	(670,091)	$(6,049,111)
Class C	(21,570)	(199,771)	(36,550)	(332,094)
Class S	(745,943)	(6,886,423)	(987,116)	(9,024,014)
		$(8,681,924)		$(15,405,219)

Redemption fees		$—		$1

Net increase (decrease)
Class A	(144,414)	$(1,330,719)	(564,464)	$(5,065,049)
Class C	(15,490)	(143,503)	(20,899)	(188,498)
Class S	(421,140)	(3,880,046)	(155,745)	(1,417,392)
		$(5,354,268)		$(6,670,939)

H. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche High Conviction Global Bond Fund will be renamed DWS High Conviction Global Bond Fund.

40	|	Deutsche High Conviction Global Bond Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2017 to April 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche High Conviction Global Bond Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$994.20	$990.50	$995.40
Expenses Paid per $1,000*	$4.45	$8.14	$3.22

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,020.33	$1,016.61	$1,021.57
Expenses Paid per $1,000*	$4.51	$8.25	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche High Conviction Global Bond Fund	.90%	1.65%	.65%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

42	|	Deutsche High Conviction Global Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche High Conviction Global Bond Fund’s (formerly Deutsche Enhanced Global Bond Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

Deutsche High Conviction Global Bond Fund	|	43

invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The

44	|	Deutsche High Conviction Global Bond Fund

Board noted certain changes in the Fund’s portfolio management team that would be effective on or about December 4, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA previously agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from

Deutsche High Conviction Global Bond Fund	|	45

advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA

46	|	Deutsche High Conviction Global Bond Fund

compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Directors, all members of which are Independent Directors, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of July 1, 2017.

In connection with its review of the amendment in July 2017, the Board noted its approval of the renewal of the Agreement pursuant to the process that concluded in September 2016. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund

Sub-Advisory Agreement Board Considerations and Fee Evaluation

In addition, at the July 2017 meeting, the Board approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Deutsche Asset Management International GmbH (“DeAMI”), an indirect, wholly-owned subsidiary of Deutsche Bank AG, on behalf the Fund. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on December 4, 2017.

Deutsche High Conviction Global Bond Fund	|	47

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DeAMI and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for changes to the Fund’s portfolio management team, including the addition of a portfolio manager located in Frankfurt, Germany. The Board considered that the appointment of DeAMI was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DeAMI would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely increase under the new sub-advisory arrangement, but that such increased profit margin was not expected to be unreasonable.

Given that DeAMI is an affiliate of DIMA, the Board, at the July 2017 meeting, additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Agreement in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

48	|	Deutsche High Conviction Global Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting— or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche High Conviction Global Bond Fund	|	49

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

50	|	Deutsche High Conviction Global Bond Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Deutsche High Conviction Global Bond Fund	|	51

Who we are
Who is providing this notice?	DWS Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018

52	|	Deutsche High Conviction Global Bond Fund

DHCGBF-3

(R-027569-7 6/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Conviction Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2018